TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 7

dated March 24, 2009

to the May 1, 2008 Statement of Additional Information (SAI)

CHANGE TO THE AUDIT COMMITTEE FINANCIAL EXPERT

Effective February 10, 2009, Nancy A. Eckl , an incumbent trustee, replaced Maceo K. Sloan as the Audit Committee Financial Expert for the Audit and Compliance Committee of the Board of Trustees of the TIAA-CREF Life Funds (the “Funds”). Therefore, the last sentence of the first numbered paragraph under the section entitled “Board Committees” on page B-24 of the Funds’ SAI is hereby revised in its entirety to read as follows: “Ms. Eckl has been designated the audit committee financial expert.”

CHANGES TO TRUSTEE INFORMATION

Certain biographical information for Bridget A. Macaskill and Maceo K. Sloan has been updated. Accordingly, the following information hereby replaces in its entirety the biographical information for Ms. Macaskill and Mr. Sloan contained in the list of trustees on pages B-20 through B-21 in the Funds’ SAI:

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	President and Chief Operating Officer, Arnhold & S. Bleichroeder Advisers Inc. (since February 2009); Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	61	Director, Prudential plc, and International Advisory Board, British-American Business Council.
Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term. Chairman since February 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003).	61	Director, SCANA Corporation (energy holding company).

NEW OFFICERS

Effective March 2, 2009, the Board of Trustees of the Funds appointed Brandon Becker as Executive Vice President and Chief Legal Officer of the Funds. In addition, Stephen Gruppo was recently appointed as Executive Vice President, Head of Risk Management of the Funds. As a result of Mr. Becker’s recent appointment, Jonathan Feigelson no longer serves as an executive officer of the Funds and his biographical information should be removed from the SAI. As a result of Mr. Gruppo’s recent appointment, Erwin W. Martens no longer serves as an executive officer of the Funds and his biographical information should also be removed from the SAI. Consequently, the following information concerning Messrs. Becker and Gruppo should be added to, and the information regarding Messrs. Feigelson and Martens should be removed from, the list of officers beginning on page B-21 of the Funds’ SAI:

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since March 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Formerly, Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996-2009); Special Advisor to the Chairman for International Derivatives (1995-1996), Securities and Exchange Commission; and Director, Division of Market Regulation, Securities and Exchange Commission (1993-1995).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President, Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since February 2009.

Executive Vice President, Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (since February 2009). Formerly, Senior Managing Director, Acting Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (2008-2009); Senior Managing Director, Chief Credit Risk Officer of TIAA and the TIAA-CREF Fund Complex (2004-2008); and Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

A11829 (3/09)